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                                                                    Exhibit 10.2

                       HOME SECURITY INTERNATIONAL, INC.
                 1997 Non-Employee Directors' Stock Option Plan


     1. Purpose of the Plan. Under this 1997 Non-Employee Directors' Stock Option Plan (the "Plan") of Home Security International, Inc. (the "Company"), options may be granted to eligible non-employee directors to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain, and motivate their non-employee directors by providing for or increasing the proprietary interest of such individuals in the Company, and by more closely aligning their interests with those of the Company's shareholders. The Plan provides for options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, all options granted under the Plan are to be nonstatutory options.

     2. Stock Subject to Plan. The aggregate number of shares that may be issued pursuant to options hereunder is 100,000 shares of the Company's common stock, subject to the adjustments hereinafter provided. Such number of shares shall be reserved by the Company for options granted under this plan. The shares that may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or a combination of both types of shares. Shares of stock subject to the unexercised portions of any options granted under this Plan that expire or terminate or are canceled may again be subject to options under the Plan.

     3. Eligibility. All members of the Company's Board of Directors (the "Board") who are not full-time employees of the Company ("Non-Employee Directors") shall participate in the Plan.

     4. Automatic Grants. Each Non-Employee Director shall receive an option to purchase 5,000 shares of the Company's common stock as of the next business day following the close of each annual meeting of the Company's shareholders that occurs after the Effective Date and during the term of the Plan; provided that such Non-Employee Director continues to serve as a director of the Company on such business day.

     5. Option Price. The purchase price at which each stock option may be exercised (the "Option Price") shall be 100% of the fair market value of the Company's stock on the date of such grant, as determined under Section 11.

     6. Exercise of Option. The options granted under the Plan shall be exercisable six months after the date of grant. No option shall be exercisable after the expiration of ten years from the date of the grant. An option, to the extent exercisable at any time, may be exercised in whole or in part.

     7. Payment of Option Price. Payment for stock purchased under any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise. Alternatively:
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          a.  Such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option and that have been held by the optionee for at least six months, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of stock (determined in a manner provided in Section 11 hereof) on the day preceding the date of exercise provided that the Company is not then prohibited from purchasing or acquiring shares of such stock; and/or

          b. Such payment may be made in whole or in part by delivering to the Company a promissory note in the form of note attached hereto as Exhibit A; provided that if the Company becomes subject to the Securities and Exchange Act of 1934, payment by promissory note shall be subject to any applicable margin restrictions which may then be in effect as to the Company and, shall be subject to the provisions of
          Section 23 herein. Any such promissory note shall be adequately secured by property other than the underlying Shares.

Notwithstanding the above, the Company can reject any form of payment that would cause the Company to recognize a charge to its earnings.

     8. Nontransferability. Any option granted under this Plan shall, by its terms, be nontransferable by the grantee other than by will or the laws of descent and distribution, and during the grantee's lifetime shall be exercisable only by him, his guardian, or his legal representative.

     9. Termination of Option. An option shall terminate and shall not be exercised if the grantee ceases to be a member of the Board. Notwithstanding the above:

     a. If the grantee's directorship is terminated by reason other than any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or its subsidiaries, grantee may exercise his option, at any time within the three month period following the date he ceased to be a director; and

     b. If the grantee dies while a director or within three months after ceasing to be a director, and prior to the expiration date of the option, his option may be exercised at any time within 18 months following his death by the person or persons to whom his rights under the option passed by will or by the laws of descent or distribution, but only to the extent that it was exercisable on the date that he ceased to be a director; in no case, however, shall the 18-month period extend beyond the expiration date of the option.

     10. Written Option Agreement. All options granted pursuant to the Plan shall be evidenced by written option agreements. Such option agreements shall comply with and be

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subject to all of the terms, conditions, and limitations set forth in this Plan and such further provisions, not inconsistent with this Plan, as the Administrator shall deem appropriate.

     11. Determination of Fair Market Value. Fair market value of the common stock shall be determined in good faith by the Administrator. Fair market value shall be determined without regard to any restriction (other than a restriction that, by its terms, will never lapse).

     12. Adjustments. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be exercised. The Administrator shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for grantees. No adjustment provided for in this Section 12 shall require the Company to issue or sell a fraction of a share or other security.

     13. Administration. The Plan shall be administered by a person or persons (the "Administrator") appointed by the Board of Directors of the Company. Any vacancy occurring in the position of Administrator shall be filled by appointments by the Board.

     The Administrator may interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make any other determination and take any other action as it, in its sole discretion, deems necessary or advisable, except as otherwise expressly reserved for the Board of Directors of the Company.

     14. Rights as a Shareholder. A grantee, or his executor, administrator or legatee if he be deceased, shall have no rights as a shareholder with respect to any stock covered by his option until the date of issuance of the stock certificate to him or such stock after receipt of the consideration in full set forth in the option agreement, or as may be approved by the Administrator. Except as provided in Section 12 hereof, no adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

     15. Modification, Extension and Renewal. The Administrator may modify, extend or renew options that are outstanding as granted under the Plan if otherwise consistent herewith. Notwithstanding the foregoing, no modification shall, without the prior written consent of the grantee, alter, impair or waive any rights or obligations of any option theretofore granted under the Plan.

     16. Investment Purposes, Etc. Prior to the issuance or delivery of any options or shares of the common stock under the Plan, the person being granted or exercising the stock option may be required to (a) represent and warrant that the shares of the common stock to be

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acquired upon exercise of the stock option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof; (b) represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act of 1933 and applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; (c) execute such further documents as may be reasonably required by the Administrator upon exercise of the option or any part thereof, including but not limited to stock transfer restrictions. The certificate or certificates representing the shares of the common stock to be issued or delivered upon exercise of a stock option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein, nor any option granted hereunder, shall require the Company or an subsidiary to issue any stock upon exercise of any option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, the Illinois or any other state's applicable securities laws, or any other applicable rule or regulation then in effect.

     17. No Right to Service. Neither this Plan nor any option granted under this Plan shall confer upon any grantee any right with respect to continued service to the Company or any subsidiary, nor shall they alter, modify, limit or interfere with any right or privilege of the Company or any subsidiary under any service contract heretofore or hereinafter executed with any grantee, including the right to terminate any grantee's directorship, at any time for or without cause.

     18. Compliance with Other Laws and Regulations. The Plan, the options granted hereunder, and the obligation of the Company to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (a) the listing of any such stock to be acquired pursuant to the exercise of any option on any stock exchange on which the stock may then be listed; and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or the obtaining of any ruling or waiver from any government body that the Company or it subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or that, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

     19. Corporate Reorganizations. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the

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Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options.

     20. Withholding. If, upon exercise of any option, the grantee fails to tender payment to the Company for any federal or state income tax withholding, the Administrator shall withhold from the grantee sufficient shares or fractional shares having a fair market value (as determined under Section 11) equal to any amount that the Company is required to withhold under the Code or State law.

     21. Amendment and Termination. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive a grantee, without his consent, of any option granted to the grantee pursuant to this Plan or of any of such grantee's rights under such option. Notwithstanding the above, however, the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as herein provided, no such action of the Board, unless approved by the shareholders of the Company within twelve months prior to twelve months after such action, may:

a. increase the maximum number of shares for which options granted under this plan may be exercised;

b.   reduce the minimum permissible exercise price;

c.   extend the ten-year duration of this Plan set forth herein; or

d.   alter the class of directors eligible to receive options under the Plan.

     22. No Discretion. No member of the Board shall exercise any discretion with regard to the amount, price, or timing of option grants under the Plan in contravention of the formula plan requirements of Rule 16b-3(c)(2).

     23.  Effective Date and Duration.  The Plan shall take effect on April
1, 1997 (the "Effective Date"), subject to the adoption of the Plan by the Board of Directors and the approval of the Plan by the Company's shareholders within twelve months of the Effective Date. Options may not be granted under this Plan more than ten years after the date of the Effective Date.

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     24.  Governing Law.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Illinois, except to the extent that Illinois laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.

     25. Headings. The titles of Sections of the Plan are provided for convenience only, and are not to be used in the construction or interpretation of this document.


                                 HOME SECURITY INTERNATIONAL, INC.
                                 a Delaware corporation



      Adopted by the Board of Directors of Home Security International, Inc. on _____________________, 19_____.

     Approved by the Shareholders of Home Security International, Inc. on ____________________________, 19_____.

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                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE


$____________________                                 __________________, 19___


     FOR VALUE RECEIVED, ________________________ promises to pay to Home Security International, Inc., a Delaware corporation (the "Company"), or order, the principal sum of _____________________________________ ($____________),
together with interest on the unpaid principal hereof from the date hereof at the rate of ________ % per annum, compounded semiannually.

     Principal and interest shall be due and payable on_____________________. Should the undersigned fail to make full payment of any installment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of _________________. This Note is secured by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


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                                 (Name)